Exhibit 99.2

For more information, contact:

For media inquiries

Name: McCall Butler

AT&T Corporate and Financial Communications

Phone: 404-986-0456

Email: mb8191@att.com

For noteholder inquiries

Global Bondholder Services Corporation

Phone:	866-470-3900 (toll free)
212-430-3774 (collect)

Email: contact@gbsc-usa.com

AT&T INC. ANNOUNCES PRICING TERMS FOR ITS EXCHANGE OFFERS

Dallas, Texas, November 16, 2017 — AT&T Inc. (NYSE: T) (“AT&T”) announced today pricing terms with respect to its private offers to exchange forty-six series of notes across two series of exchange offers, each as detailed below.

MATURITY EXTENSION EXCHANGE OFFERS

In the first series of exchange offers, the “Maturity Extension Exchange Offers”, AT&T has offered to (i) exchange (the “Maturity Extension Pool 1 Offer”) the eleven series of notes described in the table below (collectively, the “Maturity Extension Pool 1 Notes”) for a new series of AT&T’s senior notes to be due in 2028 (the “New 2028 Notes”).

November 16, 2017

© 2017 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.

For each $1,000 principal amount of Maturity Extension Pool 1 Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on November 15, 2017 (the “Early Participation Date”) and accepted by AT&T, the following table sets forth the yields, the Total Consideration and the principal amount of the New 2028 Notes, as priced below:

Title of Security	Issuer	CUSIP Number	Reference UST Security(1)	Reference Yield(2)	Fixed Spread (basis points)	Yield(3)	Total Consideration(4)	Principal Amount of New 2028 Notes
Pool 1 Notes
5.000% Global Notes due 2021	AT&T Inc.	00206RDA7	5 year	2.062%	15	2.212%	$1,086.93	$1,088.40
5.000% Senior Notes due 2021	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HBA2	5 year	2.062%	15	2.212%	$1,086.93	$1,088.40
4.600% Global Notes due 2021*	AT&T Inc.	00206RCZ3	5 year	2.062%	10	2.162%	$1,069.44	$1,070.89
4.600% Senior Notes due 2021*	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HAW5	5 year	2.062%	10	2.162%	$1,069.44	$1,070.89
4.450% Global Notes due 2021	AT&T Inc.	00206RAX0	5 year	2.062%	20	2.262%	$1,072.33	$1,073.78
3.875% Global Notes due 2021	AT&T Inc.	00206RAZ5	5 year	2.062%	25	2.312%	$1,055.17	$1,056.60
5.200% Global Notes due 2020	AT&T Inc.	00206RCY6	3 year	1.819%	15	1.969%	$1,071.94	$1,073.39
5.200% Senior Notes due 2020	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HAT2; 25459HAR6; U25398AH8	3 year	1.819%	15	1.969%	$1,071.94	$1,073.39
2.800% Global Notes due 2021*	AT&T Inc.	00206RCR1	5 year	2.062%	10	2.162%	$1,019.19	$1,020.57
2.450% Global Notes due 2020*	AT&T Inc.	00206RCL4	3 year	1.819%	10	1.919%	$1,012.89	$1,014.26
Floating Rate Global Notes due 2020	AT&T Inc.	00206RCK6	N/A	N/A	N/A	N/A	$1,020.00	$1,021.38

(1)	The 3 year Reference UST Security refers to the 1.625% U.S. Treasury Notes due October 15, 2020 and the 5 year Reference UST Security refers to the 2.000% U.S. Treasury Notes due October 31, 2022.
(2)	The bid-side yield on the Reference UST Security.
(3)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum, dated October 30, 2017 (the “Maturity Extension Offering Memorandum”).
(4)	The Total Consideration for each series of Maturity Extension Pool 1 Notes includes the early participation payment of $50.00 of principal amount of New 2028 Notes per $1,000 principal amount of Maturity Extension Pool 1 Notes.

*	Denotes a series of Maturity Extension Pool 1 Notes for which the Total Consideration was determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

November 16, 2017 © 2017 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.	Page 2

and (ii) exchange the seven series of notes described in the table below (collectively, the “Maturity Extension Pool 2 Notes” and, together with the Maturity Extension Pool 1 Notes, the “Old Maturity Extension Notes”) for a new series of AT&T’s senior notes to be due in 2030 (the “New 2030 Notes” and, together with the New 2028 Notes, the “New Maturity Extension Notes”). For each $1,000 principal amount of Maturity Extension Pool 2 Notes validly tendered and not validly withdrawn prior to the Early Participation Date and accepted by AT&T, the following table sets forth the yields, the Total Consideration and the principal amount of the New 2030 Notes, as priced below:

Title of Security	Issuer	CUSIP Number	Reference UST Security(1)	Reference Yield(2)	Fixed Spread (basis points)	Yield(3)	Total Consideration(4)	Principal Amount of New 2030 Notes
Pool 2 Notes
Zero Coupon Senior Notes due 2022	AT&T Inc.	00206RAE2	5 year	2.062%	80	2.862%	$867.82	$869.16
3.800% Global Notes due 2022	AT&T Inc.	00206RDB5	5 year	2.062%	40	2.462%	$1,054.12	$1,055.75
3.800% Senior Notes due 2022	DIRECTV Holdings LLC, DIRECTV Financing Co., Inc.	25459HBF1; 25459HBD6; U25398AL9	5 year	2.062%	40	2.462%	$1,054.12	$1,055.75
3.600% Global Notes due 2023*	AT&T Inc.	00206RCS9	5 year	2.062%	70	2.762%	$1,039.20	$1,040.80
3.000% Global Notes due 2022 (February)	AT&T Inc.	00206RBD3	5 year	2.062%	35	2.412%	$1,023.36	$1,024.94
3.000% Global Notes due 2022 (June)*	AT&T Inc.	00206RCM2	5 year	2.062%	45	2.512%	$1,020.27	$1,021.84
2.625% Global Notes due 2022*	AT&T Inc.	00206RBN1	5 year	2.062%	45	2.512%	$1,005.05	$1,006.60

(1)	The 5 year Reference UST Security refers to the 2.000% U.S. Treasury Notes due October 31, 2022.
(2)	The bid-side yield on the Reference UST Security.
(3)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum.
(4)	The Total Consideration for each series of Maturity Extension Pool 2 Notes includes the early participation payment of $50.00 of principal amount of New 2030 Notes per $1,000 principal amount of Maturity Extension Pool 2 Notes.

*	Denotes a series of Maturity Extension Pool 2 Notes for which the Total Consideration was determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

Eligible Holders (as defined below) who validly tender their Old Maturity Extension Notes after the Early Participation Date will receive, for each $1,000 principal amount of such Old Notes validly tendered and accepted by AT&T, an amount reflecting the applicable Total Consideration less the early participation payment of $50.00 as specified in the Maturity Extension Offering Memorandum and the related letter of transmittal (the “Maturity Extension Letter of Transmittal”).

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For each $1,000 principal amount of Old Maturity Extension Notes validly tendered and not validly withdrawn, and accepted by AT&T, Eligible Holders of such Old Maturity Extension Notes will receive a cash payment for accrued and unpaid interest on the applicable series of Old Maturity Extension Notes up to, but not including, the settlement date as well as a cash payment for amounts due in lieu of fractional amounts of New Maturity Extension Notes.

The interest rate on the New 2028 Notes will be 4.100%, and the interest rate on the New 2030 Notes will be 4.300%. The yield on the New 2028 Notes will be 4.117% and the New Issue Price of the New 2028 Notes will be $998.65, which has been determined by reference to the bid-side yield on the 2.25% U.S. Treasury Notes due August 15, 2027, as of 11:00 a.m. New York City time on November 16, 2017 (such date and time, the “Pricing Time”), which was 2.367%, plus 1.750%. The yield on the New 2030 Notes will be 4.317% and the New Issue Price of the New 2030 Notes will be $998.46, which has been determined by reference to the bid-side yield on the 2.25% U.S. Treasury Notes due August 15, 2027, as of the Pricing Time, which was 2.367%, plus 1.950%.

The Maturity Extension Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Maturity Extension Offering Memorandum, as amended by AT&T’s press release, dated as of November 13, 2017, and the Maturity Extension Letter of Transmittal.

OPCO AND AT&T EXCHANGE OFFERS

In the second series of exchange offers, the “OpCo and AT&T Exchange Offers”, AT&T has offered to (i) exchange (the “Obligor Exchange Offer”) the twenty-one series of notes described in the table below (collectively, the “OpCo Notes”) issued by certain of AT&T’s wholly-owned subsidiaries, for new series of senior notes to be issued by AT&T (the “New AT&T Obligor Notes”) as described in, and for the consideration summarized in, the table below;

				Exchange Consideration(1)		Early Participation Payment(1)	Total Consideration(1)(2)
Title of Series of OpCo Notes	Issuer	CUSIP Number	Title of Series of New AT&T Notes	New AT&T Notes (principal amount)	Cash	New AT&T Notes (principal amount)	New AT&T Notes (principal amount)	Cash
OpCo Notes
7.120% Debentures, due July 15, 2097	BellSouth, LLC(3)	079857AF5	7.120% Global Notes due 2097	$950.00	$1.00	$50.00	$1,000.00	$1.00
6.650% Zero-to-Full Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(4)	079867AS6	6.650% Global Notes due 2095	$950.00	$1.00	$50.00	$1,000.00	$1.00
7.000% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(4)	079867AP2	7.000% Global Notes due 2095	$950.00	$1.00	$50.00	$1,000.00	$1.00

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5.850% Debentures due November 15, 2045	BellSouth Telecommunications, LLC(4)	079867AN7	5.850% Global Notes due 2045	$950.00	$1.00	$50.00	$1,000.00	$1.00
5.950% Debentures due January 15, 2038	Ameritech Capital Funding Corporation	030955AP3	5.950% Global Notes due 2038	$950.00	$1.00	$50.00	$1,000.00	$1.00
6.000% Notes due 2034	BellSouth, LLC(5)	079860AK8	6.000% Global Notes due 2034	$950.00	$1.00	$50.00	$1,000.00	$1.00
6.550% Notes due 2034	BellSouth, LLC(5)	079860AE2	6.550% Global Notes due 2034	$950.00	$1.00	$50.00	$1,000.00	$1.00
7.125% Senior Notes due 2031	AT&T Mobility LLC(6)	17248RAJ5	7.125% Global Notes due 2031	$950.00	$1.00	$50.00	$1,000.00	$1.00
8.250% Senior Notes due November 15, 2031(9)	AT&T Corp.	001957BD0; U03017BC0	8.250% Global Notes due 2031	$950.00	$1.00	$50.00	$1,000.00	$1.00
6.875% Notes due 2031	BellSouth, LLC(5)	079860AD4	6.875% Global Notes due 2031	$950.00	$1.00	$50.00	$1,000.00	$1.00
8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(8)	00209AAF3; U0027MAC1	8.750% Global Notes due 2031	$950.00	$1.00	$50.00	$1,000.00	$1.00
7.875% Debentures due 2030	BellSouth, LLC(3)	079857AH1	7.875% Global Notes due 2030	$950.00	$1.00	$50.00	$1,000.00	$1.00
6.500% Notes due 2029	AT&T Corp.	001957AW9	6.500% Global Notes due 2029	$950.00	$1.00	$50.00	$1,000.00	$1.00
6.375% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(4)	079867AW7	6.375% Global Notes due 2028	$950.00	$1.00	$50.00	$1,000.00	$1.00
6.550% Debentures due January 15, 2028	Ameritech Capital Funding Corporation	030955AN8	6.550% Global Notes due 2028	$950.00	$1.00	$50.00	$1,000.00	$1.00
6.875% Debentures due 2027	Ameritech Capital Funding Corporation	030955AJ7	6.875% Global Notes due 2027	$950.00	$1.00	$50.00	$1,000.00	$1.00
6.040% Debentures, due November 15, 2026	BellSouth, LLC(3)	079857AC2	6.040% Global Notes due 2026	$950.00	$1.00	$50.00	$1,000.00	$1.00
7.300% Debentures due August 15, 2026	Indiana Bell Telephone Company, Incorporated	454614AK4	7.300% Global Notes due 2026	$950.00	$1.00	$50.00	$1,000.00	$1.00
7.125% Debentures due March 15, 2026(9)	Pacific Bell Telephone Company(9)	694032AT0	7.125% Global Notes due 2026	$950.00	$1.00	$50.00	$1,000.00	$1.00
7.000% Debentures, due October 1, 2025	BellSouth Telecommunications, LLC(4)	079867AM9	7.000% Global Notes due 2025	$950.00	$1.00	$50.00	$1,000.00	$1.00
7.850% Debentures due January 15, 2022	Michigan Bell Telephone Company	594185AQ3	7.850% Global Notes due 2022	$950.00	$1.00	$50.00	$1,000.00	$1.00

(1)	The term “New AT&T Notes” in this column refers, in each case, to the series of New AT&T Obligor Notes corresponding to the series of OpCo Notes of like tenor and coupon.
(2)	Includes the Early Participation Payment.
(3)	The 7.120% Debentures, due July 15, 2097, the 7.875% Debentures due 2030 and the 6.040% Debentures, due November 15, 2026, were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently converted to BellSouth, LLC.
(4)	BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.
(5)	The 6.000% Notes due 2034, the 6.550% Notes due 2034 and the 6.875% Notes due 2031 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.
(6)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.
(7)	The 8.250% Senior Notes due November 15, 2031 (with an initial interest rate of 8.000%) and the 7.125% Debentures due March 15, 2026 are fully, unconditionally and irrevocably guaranteed by AT&T.
(8)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(9)	Pacific Bell Telephone Company was formerly known as Pacific Bell.

November 16, 2017 © 2017 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.	Page 5

and (ii) exchange (the “New 2046 Exchange Offer”) the OpCo Notes and the seven series of notes described under the heading “Old AT&T Notes” in the table below (the “Old AT&T Notes” and, together with the OpCo Notes and the Old Maturity Extension Notes, the “Old Notes”) for a new series of AT&T’s senior notes to be due in 2046 (the “New 2046 Notes” and, together with the New AT&T Obligor Notes and the New Maturity Extension Notes, the “New Notes”). For each $1,000 principal amount of OpCo Notes or Old AT&T Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on November 15, 2017 (the “Early Participation Date”) and accepted by AT&T, the following table sets forth the yields, the Total Consideration, the principal amount of the New 2046 Notes, and the amount of cash, as priced below:

Title of Security	Issuer	CUSIP Number	Cash Payment Percent of Premium	Reference UST Security(1)	Reference Yield(2)	Fixed Spread (basis points)	Yield(3)	Total Consideration(4)	Principal Amount of New 2046 Notes	Cash
OpCo Notes
7.120% Debentures, due July 15, 2097	BellSouth, LLC(5)	079857AF5	100%	30 year	2.792%	290	5.692%	$1,247.91	$1,006.27	$247.91
6.650% Zero-to-Full Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(6)	079867AS6	100%	30 year	2.792%	290	5.692%	$1,166.16	$1,006.27	$166.16
7.000% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(6)	079867AP2	100%	30 year	2.792%	290	5.692%	$1,226.91	$1,006.27	$226.91
5.850% Debentures due November 15, 2045	BellSouth Telecommunications, LLC(6)	079867AN7	100%	30 year	2.792%	230	5.092%	$1,112.33	$1,006.27	$112.33
5.950% Debentures due January 15, 2038	Ameritech Capital Funding Corporation	030955AP3	100%	30 year	2.792%	205	4.842%	$1,141.38	$1,006.27	$141.38
6.000% Notes due 2034	BellSouth, LLC(7)	079860AK8	100%	30 year	2.792%	195	4.742%	$1,145.42	$1,006.27	$145.42
6.550% Notes due 2034	BellSouth, LLC(7)	079860AE2	100%	30 year	2.792%	195	4.742%	$1,205.61	$1,006.27	$205.61
7.125% Senior Notes due 2031	AT&T Mobility LLC(8)	17248RAJ5	100%	10 year	2.367%	180	4.167%	$1,311.98	$1,006.27	$311.98
8.250% Senior Notes due November 15, 2031(7)	AT&T Corp.	001957BD0; U03017BC0	100%	10 year	2.367%	180	4.167%	$1,428.75	$1,006.27	$428.75
6.875% Notes due 2031	BellSouth, LLC(7)	079860AD4	100%	10 year	2.367%	200	4.367%	$1,258.82	$1,006.27	$258.82

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8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(10)	00209AAF3; U0027MAC1	100%	10 year	2.367%	185	4.217%	$1,456.46	$1,006.27	$456.46

7.875% Debentures due 2030	BellSouth, LLC(5)	079857AH1	100%	10 year	2.367%	195	4.317%	$1,334.73	$1,006.27	$334.73

6.500% Notes due 2029	AT&T Corp.	001957AW9	100%	10 year	2.367%	180	4.167%	$1,208.32	$1,006.27	$208.32

6.375% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(6)	079867AW7	100%	10 year	2.367%	180	4.167%	$1,186.23	$1,006.27	$186.23

6.550% Debentures due January 15, 2028	Ameritech Capital Funding Corporation	030955AN8	100%	10 year	2.367%	180	4.167%	$1,195.11	$1,006.27	$195.11

6.875% Debentures due 2027	Ameritech Capital Funding Corporation	030955AJ7	100%	10 year	2.367%	180	4.167%	$1,217.28	$1,006.27	$217.28

6.040% Debentures, due November 15, 2026	BellSouth, LLC(5)	079857AC2	100%	10 year	2.367%	175	4.117%	$1,142.80	$1,006.27	$142.80

7.300% Debentures due August 15, 2026	Indiana Bell Telephone Company, Incorporated	454614AK4	100%	10 year	2.367%	170	4.067%	$1,234.95	$1,006.27	$234.95

7.125% Debentures due March 15, 2026(7)	Pacific Bell Telephone Company(11)	694032AT0	100%	10 year	2.367%	135	3.717%	$1,241.13	$1,006.27	$241.13

7.000% Debentures, due October 1, 2025	BellSouth Telecommunications, LLC(6)	079867AM9	100%	10 year	2.367%	140	3.767%	$1,217.48	$1,006.27	$217.48

7.850% Debentures due January 15, 2022	Michigan Bell Telephone Company	594185AQ3	100%	5 year	2.062%	100	3.062%	$1,184.05	$1,006.27	$184.05

Old AT&T Notes

6.550% Global Notes due 2039	AT&T Inc.	00206RAS1	100%	30 year	2.792%	195	4.742%	$1,240.05	$1,006.27	$240.05

6.400% Global Notes due 2038	AT&T Inc.	00206RAN2	100%	30 year	2.792%	195	4.742%	$1,215.56	$1,006.27	$215.56

6.300% Global Notes due 2038	AT&T Inc.	00206RAG7	100%	30 year	2.792%	195	4.742%	$1,200.54	$1,006.27	$200.54

6.500% Global Notes due 2037	AT&T Inc.	00206RAD4	100%	30 year	2.792%	190	4.692%	$1,231.06	$1,006.27	$231.06

6.800% Notes due 2036	AT&T Inc.	00206RAB8	100%	30 year	2.792%	185	4.642%	$1,265.54	$1,006.27	$265.54

6.150% Global Notes due 2034	AT&T Inc.(12)	78387GAQ6	100%	30 year	2.792%	180	4.592%	$1,180.88	$1,006.27	$180.88

6.450% Global Notes due 2034	AT&T Inc.(12)	78387GAM5	100%	30 year	2.792%	180	4.592%	$1,213.63	$1,006.27	$213.63

(1)	The 5 year Reference UST Security refers to the 2.000% U.S. Treasury Notes due October 31, 2022, the 10 year Reference UST Security refers to the 2.250% U.S. Treasury Notes due August 15, 2027 and the 30 year Reference UST Security refers to the 3.000% U.S. Treasury Notes due May 15, 2047.

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(2)	The bid-side yield on the Reference UST Security.
(3)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum, dated October 30, 2017 (the “OpCo and AT&T Offering Memorandum” and, together with the Maturity Extension Offering Memorandum, the “Offering Memoranda”).
(4)	Total Consideration includes the early participation payment of $50.00 of principal amount of New 2046 Notes per $1,000 principal amount of OpCo Notes or Old AT&T Notes.
(5)	The 7.120% Debentures, due July 15, 2097, the 7.875% Debentures due 2030 and the 6.040% Debentures, due November 15, 2026, were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently converted to BellSouth, LLC.
(6)	BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.
(7)	The 6.000% Notes due 2034, the 6.550% Notes due 2034 and the 6.875% Notes due 2031 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.
(8)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.
(9)	The 8.250% Senior Notes due November 15, 2031 (with an initial interest rate of 8.000%) and the 7.125% Debentures due March 15, 2026 are fully, unconditionally and irrevocably guaranteed by AT&T.
(10)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(11)	Pacific Bell Telephone Company was formerly known as Pacific Bell.
(12)	AT&T Inc. was formerly known as SBC Communications Inc.

Each New AT&T Obligor Note issued in exchange for an OpCo Note will have an interest rate and maturity that is identical to the interest rate and maturity of the tendered OpCo Note, as well as identical interest payment dates and optional redemption prices. No accrued but unpaid interest will be paid on any OpCo Notes in connection with the Obligor Exchange Offer. However, interest on the applicable New AT&T Obligor Note will accrue from and include the most recent interest payment date of the tendered OpCo Note.

The interest rate on the New 2046 Notes will be 5.150%. The yield on the New 2046 Notes will be 5.192% and the New Issue Price of the New 2046 Notes will be $993.77, which has been determined by reference to the bid-side yield on the 3.000% U.S. Treasury Notes due May 15, 2047, as of the Pricing Time, which was 2.792%, plus 2.400%.

The OpCo and AT&T Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the OpCo and AT&T Offering Memorandum, as amended by AT&T’s press release, dated as of November 13, 2017, and the related letter of transmittal and consent (the “OpCo and AT&T Letter of Transmittal” and, together with the Maturity Extension Letter of Transmittal, the “Letters of Transmittal”).

TERMS OF THE EXCHANGE OFFERS

The Maturity Extension Exchange Offers and the OpCo and AT&T Exchange Offers (collectively, the “Exchange Offers”) are only made, and the New Notes are only being

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offered and will only be issued, and copies of the offering documents will only be made available, to a holder of Old Notes who has certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (b) (i) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-“U.S. person”, (ii) if located or resident in any Member State of the European Economic Area which has implemented Directive 2003/71/EC, as amended, including by Directive 2010/73/EU (the “Prospectus Directive”), a “qualified investor” as defined in the Prospectus Directive and (iii) if located or resident in Canada, is located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) (each, an “Eligible Holder”).

The Exchange Offers will expire at 11:59 p.m., New York City time, on November 28, 2017, unless extended or earlier terminated by AT&T. In accordance with the terms of the Exchange Offers, the withdrawal deadline relating to the Exchange Offers occurred at 5:00 p.m. New York City time on November 13, 2017. As a result, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by AT&T).

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Offering Memoranda and the Letters of Transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act (Financial Promotion) Order 2005, as amended (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

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Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who complete and return a letter of eligibility confirming that they are Eligible Holders. Holders of Old Notes who desire a copy of the eligibility letter may contact Global Bondholder Services Corporation, the exchange agent and information agent for the Exchange Offers, at (866) 470-3900 (toll-free) or (212) 430-3774 (collect) or by email at contact@gbsc-usa.com.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the Offering Memoranda related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.

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